                                                                   EXHIBIT 10.40

Sender:   MBBESGSGXXX
          MALAYAN BANKING BERHAD

Receiver: SINGAPORE SG
          MBBEHKHHXXX
          MAYBANK HONG KONG

          HONG KONG HK

MUR:                                       Banking Priority
---------------------------------------------------------------------------------
27                       =                 sequence of total
                                           1/1

40A                      =                 form of documentary credit
                                           IRREVOCABLE STANDBY

20                       =                 documentary credit no.
                                           401LC702080

31C                      =                 date of issue
                                           971229

31D                      =                 date and place of expiry
                                           980626IN BENEFICIARY'S COUNTRY

50                       =                 applicant
                                           ACMA LIMITED
                                           17 JURONG PORT ROAD
                                           SINGAPORE 619092

59                       =                 beneficiary
                                           COMMONWEALTH FINANCE CORP LTD
                                           11/F, WYNDHAM PLACE, 40-44
                                           WYNDHAM STREET, CENTRAL, HONG KONG

32B                      =                 currency code amount
                                           Currency: USD (US DOLLAR)
                                           Amount  : $388,100

41D                      =                 available with/by-name, address
                                           MAYBANK, SINGAPORE
                                           BY PAYMENT

42C                      =                 drafts at
                                           AT SIGHT

42D                      =                 drawee - name and address
                                           ISSUING BANK

45A                      =                 descr goods and/or services
                                           CREDIT FACILITIES UP TO USD388,100.00
                                           TO BE EXTENDED TO CREATIVE MASTER LTD.


                                           8/F, CASEY INDUSTRIAL BUILDING, 18,
                                           BEDFORD ROAD, TAIKOKTSUI, KOWLOON,
                                           HONG KONG

46A                      =                 documents required
                                           BENEFICIARY'S SIGNED STATEMENT CERTIFYING THAT THE AMOUNT DRAWN
                                           REPRESENTS AND COVERS INDEBTEDNESS OWING BY CREATIVE MASTER LTD IN
                                           CONNECTION WITH CREDIT FACILITIES EXTENDED TO THEM.

47A                      =                 additional conditions
                                           PARTIAL DRAWINGS ARE PERMITTED.
                                           ALL DOCUMENTS TO BE PRESENTED IN DUPLICATE UNLESS
                                           SPECIFIED.
                                           ALL DOCUMENTS MUST BE CLAUSED DRAWN UNDER MALAYAN
                                           BANKING
                                           BERHAD, SINGAPORE STANDBY L/C NO. 401LC702080

71B                      =                 Charges
                                           ALL CHARGES OUTSIDE SINGAPORE
                                           INCLUDING PAYMENT CHARGES IN
                                           SINGAPORE ARE FOR BENEFICIARY'S
                                           ACCOUNT

49                       =                 confirmation instructions
                                           WITHOUT

78                       =                  instructions to pay/acc/neg bk
                                            WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFTS

                                            DRAWN IN CONFORMITY WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL
                                            BE DULY HONOURED ON PRESENTATION.  WE SHALL EFFECT PAYMENT UPON
                                            RECEIPT OF DRAFTS AND COMPLIANT DOCUMENTS AND ACCORDING TO
                                            INSTRUCTIONS GIVEN.  THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND
                                            PRACTICE FOR DOCUMENTARY CREDIT (1993 REVISION), INTERNATIONAL CHAMBER
                                            OF COMMERCE PUBLICATION 500.

________________________________________________________________________________

                                                   Our Advising No. 971277
                                                   -----------------------------
                                                   WE CERTIFY THAT THIS IS THE
                                                   TRUE COPY OF THE ORIGINAL.
                                                   For Maybank
                                                         Hong Kong


                                                   /s/ (illegible)
                                                   LO MEI WA 27406